Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Strategic Student & Senior Housing Trust, Inc. (the “Company”), in connection with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) hereby certifies, to his knowledge, that:

(i)
the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2026	By:	/s/ John Strockis
John Strockis Chief Executive Officer and President (Principal Executive Officer)